John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Goldman Sachs
Barclays Capital	J.P. Morgan Securities
BNP Paribas	Mizuho Securities
Citigroup Global Markets	MUFG Securities
Credit Suisse	RBC Dominion
Deutsche Bank Securities	Scotia Capital USA
DNB NOR Markets	TD Securities

Co-Managers

Commerz Markets	SunTrust Robinson Humphrey
HSBC Securities	U.S. Bancorp Investments
PNC Capital Markets	Wells Fargo Securities
SMBC Nikko Securities	William Capital Group

(2)	Names of Issuers: Phillips 66 Partners LP

(3)	Title of Securities: PSXP 3.55 10/01/26, C#718549AD0

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities

1)	American Tower Corp. 3.125 01/15/27, C#03027XAM2
2)	General Motors Finl. Co. 4 10/06/26, C#37045XBQ8
3)	WP Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 4 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,279,643,431.13

(11)	Price Paid per Unit: $99.901

1

(12)	Total Price Paid by Portfolio:

515,000 bonds @ $99.901 = $514,490.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.901 = $9,990,100.00

(14)	% of Portfolio Assets Applied to Purchase

0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

4 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Goldman Sachs
Barclays Capital	J.P. Morgan Securities
BNP Paribas	Mizuho Securities
Citigroup Global Markets	MUFG Securities
Credit Suisse	RBC Dominion
Deutsche Bank Securities	Scotia Capital USA
DNB NOR Markets	TD Securities

Co-Managers

Commerz Markets	SunTrust Robinson Humphrey
HSBC Securities	U.S. Bancorp Investments
PNC Capital Markets	Wells Fargo Securities
SMBC Nikko Securities	William Capital Group

(2)	Names of Issuers: Phillips 66 Partners LP

(3)	Title of Securities: PSXP 4.9 10/01/46, C#718549AE8

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 625,000,000

(6)	Unit Price of Offering: $99.303

Comparable Securities

1)	Interstate Power & Light 3.7 09/15/46, C#461070AN4
2)	Southern Co. Gas Capital 3.95 10/01/46, C#8426EAB4
3)	Baxter Int’l. 3.5 08/15/46, C#071813BP3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 4 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,279,643,431.13

(11)	Price Paid per Unit: $ 99.303

1

(12)	Total Price Paid by Portfolio:

515,000 bonds @ $99.303 = $511,410.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.303 = $9,930,300.00

(14)	% of Portfolio Assets Applied to Purchase

0.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

4 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	BofA Merrill Lynch
Citigroup Global Markets	Nomura Securities
Goldman Sachs	SMBC Nikko Securities
J.P. Morgan Securities

Co-Managers

Credit Agricole Securities	Natixis Securities
Daiwa Capital Markets America	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Sumitomo Mitsui Financial Group, Inc.

(3)	Title of Securities: SUMIBK 2.442 10/19/21, C#86562MAH3

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	Pepsico 1.7 10/06/21, C#713448DL9
2)	PECO Energy 1.7 09/15/21, C#693304AU1
3)	Westpac Banking Corp. 2 08/19/21, C#961214DA8

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,279,643,431

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,545,000 bonds @ $100.000 = $1,545,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $100.000 = $30,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

0.121%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	BofA Merrill Lynch
Citigroup Global Markets	Nomura Securities
Goldman Sachs	SMBC Nikko Securities
J.P. Morgan Securities

Co-Managers

Credit Agricole Securities	Natixis Securities
Daiwa Capital Markets America	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Sumitomo Mitsui Financial Group, Inc.

(3)	Title of Securities: SUMIBK 3.01 10/19/26, C#86562MAK6

(4)	Date of First Offering: 10/11/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	American Tower Corp. 3.125 01/15/27, C#03027XAM2
2)	General Motors Financial 4 10/06/26, C#37045XBQ8
3)	WP Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 14 years

(9)	Trade Date: 10/11/2016

(10)	Portfolio Assets on Trade Date: $1,279,643,431

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

2,060,000 bonds @ $100.000 = $2,060,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

0.161%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

14 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup	Credit Suisse Securities

Co-Managers

MUFG Securities	ING Financial Markets
SMBC Nikko Securities	Mizuho Securities USA
U.S. Bancorp Investments	UniCredit Capital Markets
Wells Fargo Securities	Williams Capital Group

(2)	Names of Issuers: Ecolab Inc.

(3)	Title of Securities: ECL 2.7 11/01/26, C#278865AV2

(4)	Date of First Offering: 10/13/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.685

Comparable Securities

1)	American Tower Corp. 3.125 01/15/27, C#03027XAM2

2)	General Motors Financial Co. 4 10/06/26, C#37045XBQ8
3)	W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 10/13/2016

(10)	Portfolio Assets on Trade Date: $1,278,854,945

(11)	Price Paid per Unit: $99.685

(12)	Total Price Paid by Portfolio:

1,285,000 bonds @ $99.685 = $1,280,952.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.685 = $24,921,250.00

1

(14)	% of Portfolio Assets Applied to Purchase

0.100%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup	Credit Suisse Securities

Co-Managers

MUFG Securities	ING Financial Markets
SMBC Nikko Securities	Mizuho Securities USA
U.S. Bancorp Investments	UniCredit Capital Markets
Wells Fargo Securities	Williams Capital Group

(2)	Names of Issuers: Ecolab Inc.

(3)	Title of Securities: ECL 3.7 11/01/46, C#278865AW0

(4)	Date of First Offering: 10/13/2016

(5)	Amount of Total Offering: 250,000,000

(6)	Unit Price of Offering: $99.549

Comparable Securities

1)	Interstate Power & Light 3.7 09/15/46, C#461070AN4

2)	Southern Co. Gas Capital 3.95 10/01/46, C#8426EPAB4
3)	Baxter International 3.5 08/15/46, C#071813BP3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 10/13/2016

(10)	Portfolio Assets on Trade Date: $1,278,854,945

(11)	Price Paid per Unit: $99.549

(12)	Total Price Paid by Portfolio:

255,000 bonds @ $99.549 = $253,849.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $99.549 = $4,977,450.00

1

(14)	% of Portfolio Assets Applied to Purchase

0.020%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Credit Suisse	Royal Bank of Canada
J.P. Morgan Securities

Co-Managers

BofA Merrill Lynch	Wells Fargo Securities
Barclays Capital

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2016-7A A 144A, C#63940GAA3

(4)	Date of First Offering: 10/26/2016

(5)	Amount of Total Offering: 896,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	AFIN 2016-2 A2A, C#13974MAB2
2)	CRART 2016-2 A2, C#13057AB6

3)	HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 10/26/2016

(10)	Portfolio Assets on Trade Date: $1,267,041,141

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,624,000 bonds @ $100.000 = $1,624,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $100.000 = $25,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

0.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	MUFG Securities Americas
J.P. Morgan Securities	Santander Bank
Mizuho Securities	Wells Fargo Securities

Co-Managers

Citizens Bank	RBC Capital Markets
Comerica Inc.	Scotia Capital
Fifth Third Bank	SMBC Nikko Securities
H. B. Shaine & Co.	U.S. Bank
PNC Bank	William Blair & Co.

(2)	Names of Issuers: Penske Truck Leasing Co. L.p./PTL Finance Corporation

(3)	Title of Securities: PENSKE 3.4 11/15/26 144A, C#709599AW4

(4)	Date of First Offering: 10/26/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.695

Comparable Securities

1)	American Tower 3.125 01/15/27, C#03027XAM2
2)	General Motors Financial 4 10/06/26, C#37045XBQ8

3)	W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 47 years

(9)	Trade Date: 10/26/2016

(10)	Portfolio Assets on Trade Date: $1,267,041,141

(11)	Price Paid per Unit: $99.695

(12)	Total Price Paid by Portfolio:

1,985,000 bonds @ $99.695 = $1,978,945.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.695 = $29,908,500.00

(14)	% of Portfolio Assets Applied to Purchase

0.156%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

47 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	PNC Capital Markets
BNP Paribas	SMBC Nikko Securities
Deutsche Bank Securities	SunTrust Robinson Humphrey
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers

BB&T Capital Markets	Morgan Stanley

(2)	Names of Issuers: Buckeye Partners, L.P.

(3)	Title of Securities: BPL 3.95 12/01/26, C#118230AQ4

(4)	Date of First Offering: 10/27/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.644

Comparable Securities

1)	American Tower Corp. 3.125 01/15/27, C#03027XAM2

2)	General Motors 4 10/06/26, C#37045XBQ8
3)	W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 10/27/2016

(10)	Portfolio Assets on Trade Date: $1,263,348,614

(11)	Price Paid per Unit: $99.644

(12)	Total Price Paid by Portfolio:

610,000 bonds @ $99.644 = $607,828.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.644 = $11,957,280.00

1

(14)	% of Portfolio Assets Applied to Purchase

0.048%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

103 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan Securities	MUFG Securities Americas

Co-Managers

BofA Merrill Lynch	Canadian Imperial Bank of Commerce

(2)	Names of Issuers: World Financial Network Credit Card Master Trust

(3)	Title of Securities: WFNMT 2016-C A, C#981464FU9

(4)	Date of First Offering: 10/27/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.98903

Comparable Securities

1)	AFIN 2016-2 A2A, C#13974MAB2
2)	CRART 2016-2 A2, C#13057AB6
3)	HAROT 2016-2 A2, C#43814QAB4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 10/27/2016

(10)	Portfolio Assets on Trade Date: $1,263,348,614

(11)	Price Paid per Unit: $99.98903

(12)	Total Price Paid by Portfolio:

2,144,000 bonds @ $99.98903 = $2,143,764.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

42,000,000 bonds @ $99.98903 = $41,995,392.60

(14)	% of Portfolio Assets Applied to Purchase

0.170%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers

KeyBanc Capital Markets	SMBC Nikko Securities Americas

(2)	Names of Issuers: CMS Energy Corporation

(3)	Title of Securities: CMS 2.95 02/15/27, C#125896BR0

(4)	Date of First Offering: 10/31/2016

(5)	Amount of Total Offering: 275,000,000

(6)	Unit Price of Offering: $99.651

Comparable Securities

1)	American Tower 3.125 01/15/27, C#03027XAM2
2)	General Motors Finl. 4 10/06/26, C#37045XBQ8

3)	W.P. Carey 4.25 10/01/26, c#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 130 years

(9)	Trade Date: 10/31/2016

(10)	Portfolio Assets on Trade Date: $1,262,237,200

(11)	Price Paid per Unit: $99.651

(12)	Total Price Paid by Portfolio:

505,000 bonds @ $99.651 = $503,237.55

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.651 = $9,965,100.00

(14)	% of Portfolio Assets Applied to Purchase

0.040%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

130 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	PNC Securities
HSBC Securities	SG Americas Securities
J.P. Morgan Securities

Co-Managers

BB&T Capital Markets	Scotia Capital USA
BNP Paribas Securities	TD Securities USA
Citizens Capital Markets	UBS Securities
Credit Agricole Securities	US Bancorp Investments
Huntington Investment Co.	Wells Fargo Securities
MUFG Securities Americas

(2)	Names of Issuers: Wabtec Corporation

(3)	Title of Securities: WAB 3.45 11/15/26 144A, C#960386AJ9

(4)	Date of First Offering: 10/31/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.965

Comparable Securities

1)	American Tower Corp. 3.125 01/15/27, C#03027XAM2
2)	General Motors Finl. 4 10/06/26, C#37045XBQ8

3)	W.P. Carey 4.25 10/01/26, C#92936UAE9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 10/31/2016

(10)	Portfolio Assets on Trade Date: $1,262,237,200

(11)	Price Paid per Unit: $99.965

(12)	Total Price Paid by Portfolio:

1,075,000 bonds @ $99.965 = $1,074,623.75

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.965 = $19,993,000.00

(14)	% of Portfolio Assets Applied to Purchase

0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 4, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Barclays
Citigroup	BBVA Securities
J.P. Morgan	Mizuho Securities
Wells Fargo Securities	Societe Generale

Co-Managers

Bank of New York	MUFG Securities Americas
Bank of Nova Scotia	PNC Securities
Canadian Imperial Bank	SMBC Nikko Securities Americas
HSBC Securities	Standard Chartered Bank
Lebenthal & Co.	U.S. Bancorp

(2)	Names of Issuers: Occidental Petroleum Corporation

(3)	Title of Securities: OXY 3 02/15/27, C#674599CM5

(4)	Date of First Offering: 11/02/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.579

Comparable Securities

1)	CSX Corp. 2.6 11/01/26, C#126408HE6
2)	ERP Operating 2.85 11/01/26, C#26884ABF9

3)	Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 11/02/2016

(10)	Portfolio Assets on Trade Date: $1,258,896,394

(11)	Price Paid per Unit: $99.579

(12)	Total Price Paid by Portfolio:

1,005,000 bonds @ $99.579 = $1,000,768.95

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.579 = $19,915,800.00

(14)	% of Portfolio Assets Applied to Purchase

.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: November 8, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	HSBC Securities
Citigroup Global Markets	BofA Merrill Lynch
Credit Suisse Securities	U.S. Bancorp
Goldman Sachs	Wells Fargo Securities

Co-Managers

BNP Paribas Securities	RBC Capital Markets
BNY Mellon Capital	Samuel A. Ramirez & Co.
Credit Agricole Securities	UBS Securities
Deutsche Bank Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Principal Financial Group, Inc.

(3)	Title of Securities: PFG 3.1 11/15/26, C#74251VAM4

(4)	Date of First Offering: 11/03/2016

(5)	Amount of Total Offering: 350,000,000

(6)	Unit Price of Offering: $99.854

Comparable Securities

1)	CSX Corp. 2.6% 11/01/26, C#126408HE6
2)	ERP Operating 2.85% 11/01/26, C#26884ABF9

3)	Pepsico 2.375% 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 137 years

(9)	Trade Date: 11/03/2016

(10)	Portfolio Assets on Trade Date: $1,256,443,755

(11)	Price Paid per Unit: $99.854

(12)	Total Price Paid by Portfolio:

505,000 bonds @ $99.854 = $504,262.70

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.854 = $9,985,400.00

(14)	% of Portfolio Assets Applied to Purchase

.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	HSBC Securities
Citigroup Global Markets	BofA Merrill Lynch
Credit Suisse Securities	U.S. Bancorp
Goldman Sachs	Wells Fargo Securities

Co-Managers

BNP Paribas Securities	RBC Capital Markets
BNY Mellon Capital	Samuel A. Ramirez & Co.
Credit Agricole Securities	UBS Securities
Deutsche Bank Securities	Williams Capital Group
Mizuho Securities

(2)	Names of Issuers: Principal Financial Group, Inc.

(3)	Title of Securities: PFG 4.3 11/15/46, C#74251VAN2

(4)	Date of First Offering: 11/03/2016

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.882

Comparable Securities

1)	CSX Corporation 3.8 11/01/46, C#126408HF3
2)	Pepsico 3.45 10/06/46, C#713448DP0

3)	Duke Energy Florida 3.4 10/01/46, C#26444HAA9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 137 years

(9)	Trade Date: 11/03/2016

(10)	Portfolio Assets on Trade Date: $1,256,443,755

(11)	Price Paid per Unit: $99.882

(12)	Total Price Paid by Portfolio:

505,000 bonds @ $99.882 = $504,404.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.882 = $9,988,200.00

(14)	% of Portfolio Assets Applied to Purchase

.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

137 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Goldman Sachs	Morgan Stanley

Co-Managers

Bank of Nova Scotia	RBC Capital Markets
BMO Capital Markets	Stifel Nicolaus & Co.
CIBC Bank	U.S. Bank
Citigroup Global Markets	Wells Fargo
PNC Bank

(2)	Names of Issuers: CF Industries, Inc.

(3)	Title of Securities: CF 3.4 12/01/21 144A, C#12527GAG8

(4)	Date of First Offering: 11/10/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.853

Comparable Securities

1)	Mitsubishi UFJ Fin. Group 2.19 09/13/21, C#606822AG9
2)	Mizuho Financial Group 2.273 09/13/21, C#60687YAE9
3)	Goldman Sachs Group 2.35 11/15/21, C#38145GAG5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 11/10/2016

(10)	Portfolio Assets on Trade Date: $1,232,136,115

(11)	Price Paid per Unit: $99.853

(12)	Total Price Paid by Portfolio:

965,000 bonds @ $99.853 = $963,581.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.853 = $14,977,950.00

1

(14)	% of Portfolio Assets Applied to Purchase

.078%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Goldman Sachs	Morgan Stanley

Co-Managers

Bank of Nova Scotia	RBC Capital Markets
BMO Capital Markets	Stifel Nicolaus & Co.
CIBC Bank	U.S. Bank
Citigroup Global Markets	Wells Fargo
PNC Bank

(2)	Names of Issuers: CF Industries, Inc.

(3)	Title of Securities: CF 4.5 12/01/26 144A, C#12527GAH6

(4)	Date of First Offering: 11/10/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.385

Comparable Securities

1)	CSX Corp. 2.6 11/01/26, C#126408HE6
2)	ERP Operating 2.85 11/01/26, C#26884ABF9
3)	Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 11/10/2016

(10)	Portfolio Assets on Trade Date: $1,232,136,115

(11)	Price Paid per Unit: $99.385

(12)	Total Price Paid by Portfolio:

1,070,000 bonds @ $99.385 = $1,063,419.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.385 = $19,877,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

HSBC Securities

Joint Lead Managers – No Books

Commerz Markets	Mizuho Securities
Credit Agricole Securities	RBS Securities
Danske Markets	Scotia Capital
ING Financial Markets	Wells Fargo Securities

Co-Managers

ANZ Securities, Inc.	Rabo Securities
BMO Capital Markets	RB International Markets
CIBC World Markets Corp.	RBC Capital Markets
KKR Capital Markets	Santander Investment Securities
Morgan Stanley & Co.	Standard Chartered Bank
nabSecurities	TD Securities
Nykredit Bank	UBS Securities

(2)	Names of Issuers: HSBC Holdings plc

(3)	Title of Securities: HSBC 4.375 11/23/26, C# 404280BH1

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.992

Comparable Securities

1)	CSX Corp. 2.6 11/01/26, C#126408HE6
2)	ERP Operating 2.85 11/01/26, C#26884ABF9
3)	Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,229,378,463

1

(11)	Price Paid per Unit: $99.992

(12)	Total Price Paid by Portfolio:

1,415,000 bonds @ $99.992 = $1,414,886.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.992 = $34,997,200.00

(14)	% of Portfolio Assets Applied to Purchase

.115%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

25 years

(18)     Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	PNC Capital Markets
Citigroup Global Markets	Scotiabank
Goldman Sachs	SMBC Nikko
MUFG Securities	SunTrust Robinson Humphrey
TD Securities	Wells Fargo Securities

Co-Managers

BNP Paribas	Comerica Services
Citizens Capital Markets	Deutsche Bank Securities
U.S. Bancorp	Fifth Third Securities

(2)	Names of Issuers: HollyFrontier Corporation

(3)	Title of Securities: HFC 5.875 04/01/26 (reissuance of 3/15/16 deal), C#436106AA6

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $100.098

Comparable Securities

1)	CSX Corp. 2.6 11/01/26, C#126408HE6
2)	ERP Operating 2.85 11/01/26, C#26884ABF9

3)	PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 69 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,229,378,463

(11)	Price Paid per Unit: $100.098

(12)	Total Price Paid by Portfolio:

1,505,000 bonds @ $100.098 = $1,518,755.28

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $100.098 = $30,274,191.67

(14)	% of Portfolio Assets Applied to Purchase

.124%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

69 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	RBC Capital Markets
Deutsche Bank Securities	Wells Fargo Securities

Co-Managers

Mizuho Securities	TD Securities
Scotiabank

(2)	Names of Issuers: Verizon Owner Trust

(3)	Title of Securities: VZOT 2016-2A A 144A, C#92348MAA7

(4)	Date of First Offering: 11/16/2016

(5)	Amount of Total Offering: 1,200,000,000

(6)	Unit Price of Offering: $99.98963

Comparable Securities

1)	FORDO 2016-C A4, C#34531CAE0
2)	HAROT 2016-4 A4, C#43814RAD8

3)	COMET 2016-A6, C#14041NFH9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 33 years

(9)	Trade Date: 11/16/2016

(10)	Portfolio Assets on Trade Date: $1,229,378,463

(11)	Price Paid per Unit: $99.98963

(12)	Total Price Paid by Portfolio:

3,249,000 bonds @ $99.98963 = $3,248,663.08

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

74,000,000 bonds @ $99.98963 = $73,992,326.20

1

(14)	% of Portfolio Assets Applied to Purchase

.264%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

33 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Mizuho Securities Americas
BNP Paribas	MUFG Securities Americas
Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers

BB&T Capital Markets	Loop Capital Markets
Credit Agricole Securities	SG Americas Securities
HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 4.25 12/01/26, C#29250NAL9

(4)	Date of First Offering: 11/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.356

Comparable Securities

1)	CSX 2.6 11/01/26, C#126408HE6
2)	ERP 2.85 11/01/26, C#26884ABF9
3)	Pepsico 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 11/21/2016

(10)	Portfolio Assets on Trade Date: $1,226,205,190

(11)	Price Paid per Unit: $99.356

(12)	Total Price Paid by Portfolio:

755,000 bonds @ $99.356 = $750,137.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.356 = $14,903,400.00

1

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Mizuho Securities USA
BNP Paribas	MUFG Securities Americas
Deutsche Bank Securities	SMBC Nikko Securities

Co-Managers

BB&T Capital Markets	Loop Capital Markets
Credit Agricole Securities	SG Americas Securities
HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 5.5 12/01/46, C#29250NAM7

(4)	Date of First Offering: 11/21/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.606

Comparable Securities

1)	CSX 3.8 11/01/46, C#126408HF3
2)	PEP 3.45 10/06/46, C#713448DP0
3)	DUK 3.4 10/01/46, C#26444HAA9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 11/21/2016

(10)	Portfolio Assets on Trade Date: $1,226,205,190

(11)	Price Paid per Unit: $ 99.606

(12)	Total Price Paid by Portfolio:

605,000 bonds @ $99.606 = $602,616.30

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.606 = $14,940,900.00

1

(14)	% of Portfolio Assets Applied to Purchase

.049%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup Global Markets	Mizuho Securities
Goldman Sachs	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers

ANZ Securities	Merrill Lynch, Pierce,
Blaylock Beal Van	Fenner & Smith
BNP Paribas Securities	Mischler Financial Group
BNY Mellon Capital Markets	MUFG Securities Americas
Credit Suisse Securities	Scotia Capital USA
Deutsche Bank Securities	SMBC Nikko Securities
Drexel Hamilton	UniCredit Capital Markets
Lloyds Securities	U.S. Bancorp Investments

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 3.2 02/01/27, C#666807BK7

(4)	Date of First Offering: 11/28/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities

1)	CSX 2.6 11/01/26, C#126408HE6
2)	EQR 2.85 11/01/26, C#26884ABF9
3)	PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 11/28/2016

(10)	Portfolio Assets on Trade Date: $1,226,585,245

(11)	Price Paid per Unit: $99.839

1

(12)	Total Price Paid by Portfolio:

2,530,000 bonds @ $99.839 = $2,525,926.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

50,000,000 bonds @ $99.839 = $49,919,500.00

(14)	% of Portfolio Assets Applied to Purchase

.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	SMBC Nikko Securities
Barclays Capital	SunTrust Robinson Humphrey
Deutsche Bank Securities	U.S. Bancorp
MUFG Securities Americas	Wells Fargo Securities
Scotiabank

Co-Managers

BB&T Capital Markets	Comerica Securities
BNY Mellon Capital Markets	HSBC Securities

(2)	Names of Issuers: L-3 Communications Corporation

(3)	Title of Securities: LLL 3.85 12/15/26, C#502413BE6

(4)	Date of First Offering: 11/29/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.489

Comparable Securities

1)	CSX 2.6 11/01/26, C#126408HE6
2)	EQR 2.85 11/01/26, C#26884ABF9
3)	PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 11/29/2016

(10)	Portfolio Assets on Trade Date: $1,228,009,492

(11)	Price Paid per Unit: $99.489

(12)	Total Price Paid by Portfolio:

505,000 bonds @ $99.489 = $502,419.45

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.489 = $9,948,900.00

(14)	% of Portfolio Assets Applied to Purchase

.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	RBS Securities
BNP Paribas Securities	Santander Investment Securities
Citigroup Global Markets	SG Americas Securities
Credit Agricole Securities	SMBC Nikko Securities
Mizuho Securities	Wells Fargo Securities
Morgan Stanley

Co-Managers

BNY Mellon	MUFG Securities Americas
Credit Suisse Securities	Samuel A. Ramirez & Co.
Deutsche Bank Securities	Scotia Capital USA
J.P. Morgan Securities	Siebert Cisneros Shank & Co.
Merrill Lynch, Pierce, Fenner & Smith

(1)	Names of Issuers: Time Warner Inc.

(2)	Title of Securities: TWX 3.8 02/15/27, C#887317BB0

(3)	Date of First Offering: 11/29/2016

(4)	Amount of Total Offering: 1,500,000,000

(5)	Unit Price of Offering: $99.615

Comparable Securities

1)	CSX 2.6 11/01/26, C#126408HE6
2)	EQR 2.85 11/01/26, C#26884ABF9
3)	PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 11/29/2016

(10)	Portfolio Assets on Trade Date: $1,228,009,492

(11)	Price Paid per Unit: $99.615

1

(12) Total Price Paid by Portfolio:

1,260,000 bonds @ $99.615 = $1,255,149.00

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.615 = $24,903,750.00

(14)	% of Portfolio Assets Applied to Purchase

.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan
Credit Suisse Securities	MUFG Securities

Co-Managers

BMO Capital Markets	PNC Capital Markets
BNY Mellon Capital Markets	SMBC Nikko Securities
Deutsche Bank Securities	TD Securities USA
Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 2.5 12/05/21, C#032654AL9

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.594

Comparable Securities

1)	MUFG 2.19 09/13/21, C#606822AG9
2)	MIZUHO 2.273 09/13/21, C#60687YAE9
3)	GS 2.35 11/15/21, C#38145GAG5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,224,470,849

(11)	Price Paid per Unit: $99.594

(12)	Total Price Paid by Portfolio:

1,010,000 bonds @ $99.594 = $1,005,899.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.594 = $19,918,800.00

(14)	% of Portfolio Assets Applied to Purchase

.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan
Credit Suisse Securities	MUFG Securities

Co-Managers

BMO Capital Markets	PNC Capital Markets
BNY Mellon Capital Markets	SMBC Nikko Securities
Deutsche Bank Securities	TD Securities USA
Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.5 12/05/26, C#032654AN5

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 900,000,000

(6)	Unit Price of Offering: $99.366

Comparable Securities

1)	CSX 2.6 11/01/26, C#126408HE6
2)	EQR 2.85 11/01/26, C#26884ABF9
3)	PEP 2.375 10/06/26, C#713448DN5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,224,470,849

(11)	Price Paid per Unit: $99.366

(12)	Total Price Paid by Portfolio:

1,765,000 bonds @ $99.366 = $1,753,809.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.366 = $34,778,100.00

(14)	% of Portfolio Assets Applied to Purchase

.143%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan
Credit Suisse Securities	MUFG Securities

Co-Managers

BMO Capital Markets	PNC Capital Markets
BNY Mellon Capital Markets	SMBC Nikko Securities
Deutsche Bank Securities	TD Securities USA
Fifth Third Securities	Wells Fargo Securities
HSBC Securities

(2)	Names of Issuers: Analog Devices, Inc.

(3)	Title of Securities: ADI 3.125 12/05/23, C#032654AM7

(4)	Date of First Offering: 11/30/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.639

Comparable Securities

1)	BPLN 3.216 11/28/23, C#05565QDG0
2)	ABT 3.4 11/30/23, C#002824BE9
3)	K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 51 years

(9)	Trade Date: 11/30/2016

(10)	Portfolio Assets on Trade Date: $1,224,470,849

(11)	Price Paid per Unit: $99.639

(12)	Total Price Paid by Portfolio:

1,515,000 bonds @ $99.639 = $1,509,530.85

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.639 = $29,891,700.00

(14)	% of Portfolio Assets Applied to Purchase

.123%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

51 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 5, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan
Citigroup	Wells Fargo Securities

Co-Managers

BNY Mellon	Loop Capital Markets
Credit Suisse	Morgan Stanley
Deutsche Bank	U.S. Bancorp

(2)	Names of Issuers: Allstate Corporation

(3)	Title of Securities: ALL 4.2 12/15/46, C#020002BC4

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.576

Comparable Securities

1)	PCG 4 12/01/46, C#694308HR1
2)	ABT 4.9 11/30/46, C#002824BH2
3)	PFE 4.125 12/15/46, C#717081ED1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $ 1,220,067,325

(11)	Price Paid per Unit: $99.576

(12)	Total Price Paid by Portfolio:

750,000 bonds @ $99.576 = $746,820.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.576 = $14,936,400.00

1

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

85 years

(18)     Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays	Goldman, Sachs & Co.
BofA Merrill Lynch	J.P. Morgan
Citigroup	Wells Fargo Securities

Co-Managers

BNY Mellon	Morgan Stanley
Credit Suisse	The Williams Capital Group
Deutsche Bank	U.S. Bancorp

(2)	Names of Issuers: Allstate Corporation

(3)	Title of Securities: ALL 3.28 12/15/26, C#020002BD2

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $99.864

Comparable Securities

1)	MA 2.95 11/21/26, C#57636QAG9
2)	PFE 3 12/15/26, C#717081EA7
3)	ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 85 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $1,220,067,325

(11)	Price Paid per Unit: $99.864

(12)	Total Price Paid by Portfolio:

500,000 bonds @ $99.864 = $499,320.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.864 = $9,986,400.00

1

(14)	% of Portfolio Assets Applied to Purchase

.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

85 years

(18)     Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Goldman, Sachs & Co.	RBC Capital Markets
Morgan Stanley	Scotiabank

Co-Managers

BMO Capital Markets	Rabo Securities USA
CIBC World Markets	SMBC Nikko Securities
HSBC Securities	TD Securities
BofA Merrill Lynch	UBS Securities
MUFG Securities Americas	Wells Fargo Securities

(2)	Names of Issuers: Potash Corporation of Saskatchewan

(3)	Title of Securities: POT 4 12/15/26, C#73755LAN7

(4)	Date of First Offering: 12/01/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.884

Comparable Securities

1)	MA 2.95 11/21/26, C#57636QAG9
2)	PFE 3 12/15/26, C#717081EA7
3)	ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 12/01/2016

(10)	Portfolio Assets on Trade Date: $1,220,067,325

(11)	Price Paid per Unit: $99.884

(12)	Total Price Paid by Portfolio:

1,250,000 bonds @ $99.884= $1,248,550.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.884 = $24,971,000.00

(14)	% of Portfolio Assets Applied to Purchase

.102%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Morgan Stanley

Co-Managers

BofA Merrill Lynch	Mizuho Securities
Citigroup Global Markets	MUFG Securities
HSBC Securities	Wells Fargo

(2)	Names of Issuers: Nabors Industries, Inc.

(3)	Title of Securities: NABR 5.5 01/15/23 144A, C#629568BC9

(4)	Date of First Offering: 12/02/2016

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	BPLN 3.216 11/28/23, C#05565QDG0
2)	ABT 3.4 11/30/23, C#002824BE9

3)	K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.500%).

(8)	Years of Issuer’s Operations: 48 years

(9)	Trade Date: 12/02/2016

(10)	Portfolio Assets on Trade Date: $1,222,912,789

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

345,000 bonds @ $100.000 = $345,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100.000 = $5,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

48 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BNP Paribas	J.P. Morgan Securities
Goldman Sachs Group	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Lincoln National Corporation

(3)	Title of Securities: LNC 3.625 12/12/26, C#534187BF5

(4)	Date of First Offering: 12/05/2016

(5)	Amount of Total Offering: 400,000,000

(6)	Unit Price of Offering: $99.882

Comparable Securities

1)	MA 2.95 11/21/26, C#57636QAG9
2)	PFE 3 12/15/26, C#717081EA7
3)	ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 111 years

(9)	Trade Date: 12/05/2016

(10)	Portfolio Assets on Trade Date: $1,220,061,963

(11)	Price Paid per Unit: $99.882

(12)	Total Price Paid by Portfolio:

995,000 bonds @ $99.882 = $993,825.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.882 = $19,976,400.00

(14)	% of Portfolio Assets Applied to Purchase

.081%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

111 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Goldman Sachs	Mizuho Securities USA
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers

MUFG Securities Americas	PNC Capital Markets
SunTrust Robinson Humphrey	Ramirez & Co.
Banco Santander	Regions Financial
BBVA Securities	Scotia Capital USA
BNP Paribas	Siebert Capital USA
Commerz Markets	U.S. Bancorp Investments

(2)	Names of Issuers: Southern Company

(3)	Title of Securities: SO 5.5 03/15/57, C#842587CY1

(4)	Date of First Offering: 12/05/2016

(5)	Amount of Total Offering: 550,000,000

(6)	Unit Price of Offering: $100

Comparable Securities

1)	PCG 4 12/01/46, C#694308HR1
2)	ABT 4.9 11/30/46, C#002824BH2

3)	PFE 4.125 12/15/46, C#717081ED1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 71 years

(9)	Trade Date: 12/05/2016

(10)	Portfolio Assets on Trade Date: $ 1,220,061,963

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:

1,060,000 bonds @ $100 = $1,060,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $100 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.087%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

71 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan Securities	PNC Capital Markets
BofA Merrill Lynch	SunTrust Robinson Humphrey
Wells Fargo Securities	TD Securities
Mizuho Securities
MUFG Securities

Co-Managers

BB&T Capital Markets	Regions Securities
RBC Capital Markets

(2)	Names of Issuers: Roper Technologies, Inc.

(3)	Title of Securities: ROP 2.8 12/15/21, C#776743AC0

(4)	Date of First Offering: 12/08/2016

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.843

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	ABT 2.9 11/30/21, C#002824BD1
3)	MA 2 11/21/21, C#57636QAF1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: Late 1800s

(9)	Trade Date: 12/08/2016

(10)	Portfolio Assets on Trade Date: $1,219,619,873

(11)	Price Paid per Unit: $99.843

(12)	Total Price Paid by Portfolio:

495,000 bonds @ $99.843 = $494,222.85

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.843 = $9,984,300.00

(14)	% of Portfolio Assets Applied to Purchase

.041%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

Over 100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan Securities	PNC Capital Markets
BofA Merrill Lynch	SunTrust Robinson Humphrey
Wells Fargo Securities	TD Securities
Mizuho Securities
MUFG Securities

Co-Managers

BB&T Capital Markets	Regions Securities
RBC Capital Markets

(2)	Names of Issuers: Roper Technologies, Inc.

(3)	Title of Securities: ROP 3.8 12/15/26, C#776743AD8

(4)	Date of First Offering: 12/08/2016

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.984

Comparable Securities

1)	MA 2.95 11/21/26, C#57636QAG9
2)	PFE 3 12/15/26, C#717081EA7
3)	ED 2.9 12/01/26, C#209111FJ7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: Late 1800s

(9)	Trade Date: 12/08/2016

(10)	Portfolio Assets on Trade Date: $1,219,619,873

(11)	Price Paid per Unit: $99.984

(12)	Total Price Paid by Portfolio:

745,000 bonds @ $99.984 = $744,880.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.984 = $14,997,600.00

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

Over 100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan Securities	Deutsche Bank Securities
HSBC Securities	Wells Fargo Securities
BofA Merrill Lynch

Co-Managers

BNP Paribas Securities	MUFG Securities
Credit Agricole Securities	SMBC Nikko Securities
Mizuho Securities USA

(2)	Names of Issuers: Enbridge Inc.

(3)	Title of Securities: ENBCN 6 01/15/77 (fixed to floating), C#29250NAN5

(4)	Date of First Offering: 12/12/2016

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	CSX 4.25 11/01/66, C#126408HG1
2)	PCG 4 12/01/46, C#694308HR1
3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 67 years

(9)	Trade Date: 12/12/2016

(10)	Portfolio Assets on Trade Date: $1,215,050,318

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,215,000 bonds @ $100.000 = $1,215,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $100.000 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.010%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

67 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: December 23, 2016

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital

Co-Managers

Academy Securities	Loop Capital Markets
BBVA Securities	Multi-Bank Securities
BMO Capital Markets	PNC Capital Markets
BNP Paribas	RBC Capital Markets
Commonwealth Bank	Regions Securities
Of Australia	Scotia Capital
Credit Suisse Securities	Skandinaviska Enskilda Banken
Drexel Hamilton	SMBC Nikko Securities America
ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 3.684 01/10/23, C#06738EAS4

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3

2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,218,948,538

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,265,000 bonds @ $100.000 = $1,265,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.104%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital

Co-Managers

Academy Securities	Loop Capital Markets
BBVA Securities	Multi-Bank Securities
BMO Capital Markets	PNC Capital Markets
BNP Paribas	RBC Capital Markets
Commonwealth Bank	Regions Securities
Of Australia	Scotia Capital
Credit Suisse Securities	Skandinaviska Enskilda Banken
Drexel Hamilton	SMBC Nikko Securities America
ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.337 01/10/28, C#06738EAU9

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4

2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,218,948,538

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

915,000 bonds @ $100.000 = $915,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

17,000,000 bonds @ $100.000 = $17,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.075%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital

Co-Managers

Academy Securities	Loop Capital Markets
BBVA Securities	Multi-Bank Securities
BMO Capital Markets	PNC Capital Markets
BNP Paribas	RBC Capital Markets
Commonwealth Bank	Regions Securities
Of Australia	Scotia Capital
Credit Suisse Securities	Skandinaviska Enskilda Banken
Drexel Hamilton	SMBC Nikko Securities America
ING Financial Markets	Standard Chartered Bank

(2)	Names of Issuers: Barclays PLC

(3)	Title of Securities: BACR 4.95 01/10/47, C#06738EAV7

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.907

Comparable Securities

1)	F 5.291 12/08/46, C#345370CS7

2)	PCG 4 12/01/46, C#694308HR1
3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 327 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,218,948,538

(11)	Price Paid per Unit: $99.907

(12)	Total Price Paid by Portfolio:

770,000 bonds @ $99.907 = $769,283.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

17,000,000 bonds @ $99.907 = $16,984,190.00

(14)	% of Portfolio Assets Applied to Purchase

.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

327 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Regions Financial	SunTrust Robinson Humphrey
Scotia Capital	Wells Fargo Securities

Co-Managers

BofA Merrill Lynch	HSBC Securities
BNP Paribas	ING Financial Markets
Citigroup Global Markets	J.P. Morgan Securities
Deutsche Bank Securities	Lebenthal & Co.
Drexel Hamilton	Mizuho Securities
Goldman Sachs	Morgan Stanley

(2)	Names of Issuers: FedEx Corporation

(3)	Title of Securities: FDX 4.4 01/15/47, C#31428XBN5

(4)	Date of First Offering: 01/03/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $98.946

Comparable Securities

1)	F 5.291 12/08/46, C#345370CS7
2)	PCG 4 12/01/46, C#694308HR1

3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 46 years

(9)	Trade Date: 01/03/2017

(10)	Portfolio Assets on Trade Date: $1,218,948,538

(11)	Price Paid per Unit: $98.946

(12)	Total Price Paid by Portfolio:

750,000 bonds @ $98.946 = $742,095.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $98.946 = $14,841,900.00

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

46 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup

Co-Managers

BBVA Securities	Citizens Capital Markets
BNP Paribas Securities	Credit Agricole Securities
Commonwealth Bank of Australia	Drexel Hamilton
Credit Suisse Securities	The Huntington Investment Co.
Deutsche Bank Securities	ING Financial Markets
HSBC Securities	Lebenthal & Co.
Santander Investment Securities	Loop Capital Markets
Scotia Capital	MFR Securities
SG Americas Securities	Mizuho Securities USA
SMBC Nikko Securities	MUFG Securities Americas
UBS Securities	nabSecurities
UniCredit Capital Markets	Nomura Securities International
Wells Fargo Securities	RBC Capital Markets
Academy Securities	Samuel A. Ramirez & Co.
Blaylock Beal Van	Skandinaviska Enskilda Banken
BNY Mellon Capital Markets	TD Securities
Capital One Securities	Telsey Advisory Group

(2)	Names of Issuers: Citigroup Inc.

(3)	Title of Securities: C 3.887 01/10/28, C#172967LD1

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 2,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 204 years

1

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,220,793,896

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,300,000 bonds @ $100.000 = $1,300,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.107%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

204 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Credit Suisse

Co-Managers

ANZ Securities	nabSecurities
BMO Capital Markets	RBC Capital Markets
BNY Mellon Capital Markets	RBS Securities
Capital One Securities	Scotia Capital
CIBC World Markets Corp.	Societe Generale
Citigroup Global Markets	SunTrust Robinson Humphrey
Citizens Capital Markets	TD Securities
Credit Agricole Securities	U.S. Bancorp Investments
Danske Markets	Wells Fargo Securities
Deutsche Bank Securities	Samuel A. Ramirez & Co.
Erste Group Bank	Lebenthal & Co.
Fifth Third Securities	MFR Securities
Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 3.574 01/09/23 144A, C#225401AB4

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#897914BM4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,220,793,896

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

2,690,000 bonds @ $100.000 = $2,690,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.220%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Credit Suisse

Co-Managers

ANZ Securities	nabSecurities
BMO Capital Markets	RBC Capital Markets
BNY Mellon Capital Markets	RBS Securities
Capital One Securities	Scotia Capital
CIBC World Markets Corp.	Societe Generale
Citigroup Global Markets	SunTrust Robinson Humphrey
Citizens Capital Markets	TD Securities
Credit Agricole Securities	U.S. Bancorp Investments
Danske Markets	Wells Fargo Securities
Deutsche Bank Securities	Samuel A. Ramirez & Co.
Erste Group Bank	Lebenthal & Co.
Fifth Third Securities	MFR Securities
Morgan Stanley & Co.	Mischler Financial Group

(2)	Names of Issuers: Credit Suisse Group AG

(3)	Title of Securities: CS 4.282 01/09/28 144A, C#225401AC2

(4)	Date of First Offering: 01/04/2017

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 160 years

(9)	Trade Date: 01/04/2017

(10)	Portfolio Assets on Trade Date: $1,220,793,896

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

2,370,000 bonds @ $100.000 = $2,370,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

50,000,000 bonds @ $100.000 = $50,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.194%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

160 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

ANZ Securities	J.P. Morgan Securities
BofA Merrill Lynch	Morgan Stanley
Deutsche Bank Securities	U.S. Bancorp

Co-Managers

GC Securities	TD Securities
MUFG Securities	Wells Fargo Securities

(2)	Names of Issuers: Marsh & McLennan Companies, Inc.

(3)	Title of Securities: MMC 4.35 01/30/47, C#571748BC5

(4)	Date of First Offering: 01/09/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $99.366

Comparable Securities

1)	F 5.291 12/08/46, C#345370CS7

2)	PCG 4 12/01/46, C#694308HR1
3)	ABT 4.9 11/30/46, C#002824BH2

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 112 years

(9)	Trade Date: 01/09/2017

(10)	Portfolio Assets on Trade Date: $1,224,344,100

(11)	Price Paid per Unit: $99.366

(12)	Total Price Paid by Portfolio:

495,000 bonds @ $99.366 = $491,861.70

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.366 = $9,936,600.00

1

(14)	% of Portfolio Assets Applied to Purchase

.040%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

112 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

]

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Mizuho Securities
Barclays Capital	Morgan Stanley
BMO Capital Markets	MUFG Securities Americas
Citigroup Global Markets	RBC Capital Markets
Credit Suisse	Scotia Capital Markets
Deutsche Bank Securities	SMBC Nikko Securities
Goldman Sachs	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers

BBVA Securities	SunTrust Robinson Humphrey
DBS Bank

(2)	Names of Issuers: Broadcom Corporation/Broadcom Cayman Finance Ltd.

(3)	Title of Securities: AVGO 3 01/15/22 144A, C#11134LAC3

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 3,500,000,000

(6)	Unit Price of Offering: $99.592

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3

2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,222,814,037

(11)	Price Paid per Unit: $99.592

(12)	Total Price Paid by Portfolio:

4,165,000 bonds @ $99.592 = $4,148,006.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

65,000,000 bonds @ $99.592 = $64,734,800.00

(14)	% of Portfolio Assets Applied to Purchase

.339%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 19, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Mizuho Securities
Barclays Capital	Morgan Stanley
BMO Capital Markets	MUFG Securities Americas
Citigroup Global Markets	RBC Capital Markets
Credit Suisse	Scotia Capital Markets
Deutsche Bank Securities	SMBC Nikko Securities
Goldman Sachs	Wells Fargo Securities
J. P. Morgan Securities

Co-Managers

BBVA Securities	SunTrust Robinson Humphrey
DBS Bank

(2)	Names of Issuers: Broadcom Corporation/Broadcom Cayman Finance Ltd.

(3)	Title of Securities: AVGO 3.625 01/15/24 144A, C#11134LAE9

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $99.896

Comparable Securities

1)	BPLN 3.216 11/28/23, C#05565QDG0

2)	ABT 3.4 11/30/23, C#002824BE9
3)	K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)	Years of Issuer’s Operations: 25 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,222,814,037

(11)	Price Paid per Unit: $99.896

(12)	Total Price Paid by Portfolio:

1,380,000 bonds @ $99.896 = $1,378,564.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.896 = $19,979,200.00

(14)	% of Portfolio Assets Applied to Purchase

.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

25 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 19, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Scotia Bank	Goldman Sachs
Credit Agricole	RBC Capital Markets
Deutsche Bank Securities	Wells Fargo

Co-Managers

CIBC World Markets	RBS Securities Corp.
Loop Capital Markets	U.S. Bancorp
Mischler Financial Corp.

(2)	Names of Issuers: General Motors Financial Co.

(3)	Title of Securities: GM 3.45 01/14/22, Cusip #37045XBS4

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.868

Comparable Securities

1)	C 2.9 12/08/21, C#172967LC3
2)	XEL 2.6 03/15/22, C#98389BAT7
3)	STI 2.7 01/27/22, C#867914BM4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,222,814,037

(11)	Price Paid per Unit: $99.868

(12)	Total Price Paid by Portfolio:

2,280,000 bonds @ $99.868= $2,276,990.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $99.868 = $39,947,200.00

1

(14)	% of Portfolio Assets Applied to Purchase

.186%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Scotia Bank	Goldman Sachs
Credit Agricole	RBC Capital Markets
Deutsche Bank Securities	Wells Fargo

Co-Managers

CIBC World Markets	RBS Securities Corp.
Loop Capital Markets	U.S. Bancorp
Mischler Financial Corp.

(2)	Names of Issuers: General Motors Financial Co.

(3)	Title of Securities: GM 4.35 01/17/27, C#37045XBT2

(4)	Date of First Offering: 01/11/2017

(5)	Amount of Total Offering: 750,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities

1)	XEL 3.35 12/01/26, C#98389BAU4
2)	ABT 3.75 11/30/26, C#002824BF6
3)	MA 2.95 11/21/26, C#57636QAG9

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.450%).

(8)	Years of Issuer’s Operations: 109 years

(9)	Trade Date: 01/11/2017

(10)	Portfolio Assets on Trade Date: $1,222,814,037

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:

1,130,000 bonds @ $99.855 = $1,128,361.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.855 = $19,971,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.092%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: January 18, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Commerz Markets	SG Americas Securities
Deutsche Bank Securities	TD Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers

Loop Capital Markets	Drexel Hamilton
Regions Securities	MFR Securities
U.S. Bancorp	Mischler Financial Group
Academy Securities	Samuel A. Ramirez & Co.
CastleOak Securities	Siebert Cisneros Shank & Co.
C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 4.25 03/01/27, C#00206RDQ2

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.940

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,217,677,764

(11)	Price Paid per Unit: $99.940

1

(12)	Total Price Paid by Portfolio:

1,010,000 bonds @ $99.940 = $1,009,394.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.940 = $19,988,000.00

(14)	% of Portfolio Assets Applied to Purchase

.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 6, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Commerz Markets	SG Americas Securities
Deutsche Bank Securities	TD Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers

Loop Capital Markets	Drexel Hamilton
Regions Securities	MFR Securities
U.S. Bancorp	Mischler Financial Group
Academy Securities	Samuel A. Ramirez & Co.
CastleOak Securities	Siebert Cisneros Shank & Co.
C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.25 03/01/37, C#00206RDR0

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 3,000,000,000

(6)	Unit Price of Offering: $99.529

Comparable Securities

1)	MSFT 4.1 02/06/37, C#594918BZ6
2)	PFE 4 12/155/36, C#717081EC3
3)	ABT 4.75 11/30/36, C#002824BG4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,217,677,764

(11)	Price Paid per Unit: $99.529

1

(12)	Total Price Paid by Portfolio:

1,355,000 bonds @ $99.529 = $1,348,617.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.529 = $29,858,700.00

(14)	% of Portfolio Assets Applied to Purchase

.111%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 6, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Mizuho Securities
Citigroup Global Markets	Morgan Stanley
Commerz Markets	SG Americas Securities
Deutsche Bank Securities	TD Securities
Goldman Sachs	Wells Fargo Securities

Co-Managers

Loop Capital Markets	Drexel Hamilton
Regions Securities	MFR Securities
U.S. Bancorp	Mischler Financial Group
Academy Securities	Samuel A. Ramirez & Co.
CastleOak Securities	Siebert Cisneros Shank & Co.
C.L. King & Associates	Williams Capital Group

(2)	Names of Issuers: AT&T Inc.

(3)	Title of Securities: T 5.45 03/01/47, C#00206RDS8

(4)	Date of First Offering: 01/31/2017

(5)	Amount of Total Offering: 2,000,000,000

(6)	Unit Price of Offering: $99.439

Comparable Securities

1)	MS 4.375 01/22/47, C#61746BEG7
2)	PCG 4 12/01/46, C#694308HR1
3)	F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.750%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,217,677,764

(11)	Price Paid per Unit: $99.439

1

(12)	Total Price Paid by Portfolio:

905,000 bonds @ $99.439 = $899,922.95

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.439 = $19,887,800.00

(14)	% of Portfolio Assets Applied to Purchase

.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 6, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup	J.P. Morgan Securities
Bank of New York	Wells Fargo
BofA Merrill Lynch

Co-Managers

Banco Santander	Drexel Hamilton
BBVA Securities	Lloyds Bank
BNP Paribas	MFR Securities
CastleOak Securities	USB Capital Resources

(7)	Names of Issuers: The Bank of New York Mellon Corporation

(8)	Title of Securities: BK 3.442 02/07/28, Cusip #06406RAB3

(9)	Date of First Offering: 01/31/2017

(10)	Amount of Total Offering: 1,000,000,000

(11)	Unit Price of Offering: $100.000

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 01/31/2017

(10)	Portfolio Assets on Trade Date: $1,217,677,764

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,005,000 bonds @ $100.000 = $1,005,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $100.000 = $20,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.083%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 6, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

HSBC Securities	CastleOak Securities
Morgan Stanley & Co.	Mischler Financial Group
Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3 02/09/24, C#037833CG3

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,750,000,000

(6)	Unit Price of Offering: $99.956

Comparable Securities

1)	BPLN 3.216 11/28/23, C#05565QDG0
2)	ABT 3.4 11/30/23, C#002824BE9
3)	K 2.65 12/01/23, C#487836BS6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.150%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,216,817,612

(11)	Price Paid per Unit: $99.956

(12)	Total Price Paid by Portfolio:

1,760,000 bonds @ $99.956 = $1,759,225.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $99.956 = $34,984,600.00

(14)	% of Portfolio Assets Applied to Purchase

.145%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

HSBC Securities	CastleOak Securities
Morgan Stanley & Co.	Mischler Financial Group
Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 4.25 02/09/47, C#037833CH1

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.798

Comparable Securities

1) MS 4.375 01/22/47, C#61746BEG7

2 PCG 4 12/01/46, C#694308HR1

3) F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $ 1,216,912,906

(11)	Price Paid per Unit: $99.798

(12)	Total Price Paid by Portfolio:

400,000 bonds @ $99.798 = $399,192.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.798 = $14,969,700.00

(14)	% of Portfolio Assets Applied to Purchase

.033%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

HSBC Securities	CastleOak Securities
Morgan Stanley & Co.	Mischler Financial Group
Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 3.35 02/09/27, C#037833CJ7

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 2,250,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(14)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.200%).

(15)	Years of Issuer’s Operations: 41 years

(16)	Trade Date: 02/02/2017

(17)	Portfolio Assets on Trade Date: $1,216,817,612

(18)	Price Paid per Unit: $100.000

(19)	Total Price Paid by Portfolio:

1,750,000 bonds @ $100.000 = $1,750,000.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $100.000 = $35,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

HSBC Securities	CastleOak Securities
Morgan Stanley & Co.	Mischler Financial Group
Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 1.9 02/07/20, C#037833CK4

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.951

Comparable Securities

1)	IBM 1.9 01/27/20, C#459200JN2
2)	ABT 2.35 11/22/19, C#002824BC3
3)	PFE 1.7 12/15/19, C#717081EB5

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.100%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,216,912,906

(11)	Price Paid per Unit: $99.951

(12)	Total Price Paid by Portfolio:

3,515,000 bonds @ $99.951 = $3,513,277.65

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

70,000,000 bonds @ $99.951 = $69,965,700.00

(14)	% of Portfolio Assets Applied to Purchase

.289%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan Securities
Deutsche Bank Securities	BofA Merrill Lynch
Goldman, Sachs & Co.	Wells Fargo Securities

Co-Managers

HSBC Securities	CastleOak Securities
Morgan Stanley & Co.	Mischler Financial Group
Standard Chartered Bank	Samuel A. Ramirez & Co.
Academy Securities

(2)	Names of Issuers: Apple Inc.

(3)	Title of Securities: AAPL 2.5 02/09/22, C#037833CM0

(4)	Date of First Offering: 02/02/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $99.995

Comparable Securities

1)	MSFT 2.4 02/06/22, C#594918BW3
2)	IBM 2.5 01/27/22, C#459200JQ5
3)	GS 3 04/26/22, C#38141GWC4

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.120%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 02/02/2017

(10)	Portfolio Assets on Trade Date: $1,216,912,906

(11)	Price Paid per Unit: $99.995

(12)	Total Price Paid by Portfolio:

1,875,000 bonds @ $99.995 = $1,874,906.25

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

37,000,000 bonds @ $99.995 = $36,998,150.00

(14)	% of Portfolio Assets Applied to Purchase

.154%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	RBC Capital Markets
Barclays	SunTrust Robinson Humphrey

Citigroup	UBS Securities
Mizuho Securities	U.S. Bancorp
MUFG Securities	Wells Fargo Securities

Co-Managers

BBVA Securities	Huntington Investment Co.
Comerica Securities	PNC Capital Markets
Fifth Third Securities

(2)	Names of Issuers: MPLX LP

(3)	Title of Securities: MPLX 4.125 03/01/27, C#55336VAK6

(4)	Date of First Offering: 02/07/2017

(5)	Amount of Total Offering: 1,250,000,000

(6)	Unit Price of Offering: $99.834

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9

3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 02/07/2017

(10)	Portfolio Assets on Trade Date: $1,221,079,564

(11)	Price Paid per Unit: $99.834

(12)	Total Price Paid by Portfolio:

745,000 bonds @ $99.834 = $743,763.30

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.834 = $14,975,100.00

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

5 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	MUFG Securities
Barclays Capital	SunTrust Robinson Humphrey
BNP Paribas	TD Securities
Citigroup Global Markets	UBS Securities
Mizuho Securities	Wells Fargo Securities

Co-Managers

Bank of Nova Scotia	U.S. Bancorp
BB&T Capital Markets	Williams Capital Group
PNC Capital Markets

(2)	Names of Issuers: MPLX LP

(3)	Title of Securities: MPLX 5.2 03/01/47, C#55336VAL4

(4)	Date of First Offering: 02/07/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.304

Comparable Securities

1)	MS 4.375 01/22/47, C#61746BEG7
2)	PCG 4 12/01/46, C#694308HR1

3)	F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 5 years

(9)	Trade Date: 02/07/2017

(10)	Portfolio Assets on Trade Date: $1,221,079,564

(11)	Price Paid per Unit: $99.304

(12)	Total Price Paid by Portfolio:

750,000 bonds @ $99.304 = $744,780.00

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.304 = $14,895,600.00

(14)	% of Portfolio Assets Applied to Purchase

.061%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

5 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	RBC Capital Markets
MUFG Securities	Wells Fargo Securities

Co-Managers

HSBC Securities	TD Securities
Lloyds Securities	CastleOak Securities
Mizuho Securities USA	Drexel Hamilton

(2)	Names of Issuers: American Express Credit Account Master Trust

(3)	Title of Securities: AMXCA 2017-1 A 1.93, C#02587AAJ3

(4)	Date of First Offering: 02/13/17

(5)	Amount of Total Offering: 2,300,000,000

(6)	Unit Price of Offering: $99.97639

Comparable Securities

1)	FORDO 2017-A A4, C#34531EAE6

2)	ALLYA 2017-1 A4, C#02007PAD5
3)	CCCIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 167 years

(9)	Trade Date: 02/13/17

(10)	Portfolio Assets on Trade Date: $1,217,317,650

(11)	Price Paid per Unit: $99.97639

(12)	Total Price Paid by Portfolio:

6,298,000 bonds @ $99.97639 = $6,296,513.04

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

150,000,000 bonds @ $99.97639 = $149,964,585.00

1

(14)	% of Portfolio Assets Applied to Purchase

.517%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

167 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: February 23, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan Securities
Credit Suisse Securities	Mizuho Securities
Deutsche Bank Securities	Wells Fargo Securities
HSBC Securities

Co-Managers

Citigroup Global Markets	Mitsubishi UFJ Securities
Morgan Stanley & Co.	Scotia Capital
UniCredit Capital Markets	SMBC Nikko Securities

(2)	Names of Issuers: LYB International Finance II

(3)	Title of Securities: LYB 3.5 03/02/27, C#50247WAB3

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $98.968

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#2684UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 10 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,229,690,889

(11)	Price Paid per Unit: $98.968

(12)	Total Price Paid by Portfolio:

780,000 bonds @ $98.968 = $771,950.40

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $98.968 = $19,793,600.00

(14)	% of Portfolio Assets Applied to Purchase

.063%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

10 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 3, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup Global Markets	Morgan Stanley
J.P. Morgan Securities

Co-Managers

BNY Capital Markets	Mizuho Securities
Commerzbank Securities	MUFG Securities
HSBC Securities	PNC Bank
KeyBank USA	TD Securities
Lloyds Securities	Wells Fargo Securities

(2)	Names of Issuers: Parker-Hannifin Corporation

(3)	Title of Securities: PH 3.25 03/01/27 144A, C#701094AH7

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 700,000,000

(6)	Unit Price of Offering: $99.906

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3
2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 100 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,229,690,889

(11)	Price Paid per Unit: $99.906

(12)	Total Price Paid by Portfolio:

785,000 bonds @ $99.906 = $784,262.10

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ $99.906 = $14,985,900.00

(14)	% of Portfolio Assets Applied to Purchase

.064%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 3, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup Global Markets	Wells Fargo Securities
Morgan Stanley

Co-Managers

BNY Capital Markets	Mizuho Securities
Commerzbank Securities	MUFG Securities
HSBC Securities	PNC Bank
KeyBank USA	TD Securities
Lloyds Securities	J.P. Morgan Securities

(2)	Names of Issuers: Parker-Hannifin Corporation

(3)	Title of Securities: PH 4.1 03/04/47 144A, C#701094AK0

(4)	Date of First Offering: 02/21/2017

(5)	Amount of Total Offering: 600,000,000

(6)	Unit Price of Offering: $99.588

Comparable Securities

1)	MS 4.375 01/22/47, C#61746BEG7
2)	PCG 4 12/01/46, C#694308HR1
3)	F 5.291 12/08/46, C#345370CS7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 100 years

(9)	Trade Date: 02/21/2017

(10)	Portfolio Assets on Trade Date: $1,229,690,889

(11)	Price Paid per Unit: $99.588

(12)	Total Price Paid by Portfolio:

520,000 bonds @ $99.588 = $517,857.60

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $99.588 = $9,958,800.00

(14)	% of Portfolio Assets Applied to Purchase

.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 3, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities	J.P. Morgan Securities

Co-Managers

Barclays Capital	BofA Merrill Lynch
Citigroup Global Markets	Mizuho Securities
Credit Agricole Securities	MUFG Securities
Credit Suisse Securities	SMBC Nikko Securities
HSBC Securities	Wells Fargo Securities

(2)	Names of Issuers: TransCanada Trust

(3)	Title of Securities: TRPCN 5.3 03/15/77, C#89356BAC2

(4)	Date of First Offering: 02/27/2017

(5)	Amount of Total Offering: 1,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	MSFT 4.5 02/06/57, C#594918CB8
2)	ED 4.3 12/01/56, C#209111FK4
3)	CSX 4.25 11/01/66, C#126408HG1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.000%).

(8)	Years of Issuer’s Operations: 66 years

(9)	Trade Date: 02/27/2017

(10)	Portfolio Assets on Trade Date: $1,235,030,181

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,940,000 bonds @ $100.000 = $1,940,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

35,000,000 bonds @ $100.000 = $35,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.157%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

66 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 3, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	Wells Fargo Securities
BNY Mellon Capital Markets

Co-Managers

Citigroup Global Markets	TD Securities
Ramirez & Co.	U.S. Bancorp
Regions Financial

(2)	Names of Issuers: Westar Energy, Inc.

(3)	Title of Securities: WR 3.1 04/01/27, C#95709TAP5

(4)	Date of First Offering: 02/27/2017

(5)	Amount of Total Offering: 300,000,000

(6)	Unit Price of Offering: $99.612

Comparable Securities

1)	IBM 3.3 01/27/27, C#459200JR3

2)	MS 3.625 01/20/27, C#61746BEF9
3)	EPR 4.75 12/15/26, C#26884UAC3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 108 years

(9)	Trade Date: 02/27/2017

(10)	Portfolio Assets on Trade Date: $1,235,030,181

(11)	Price Paid per Unit: $99.612

(12)	Total Price Paid by Portfolio:

1,040,000 bonds @ $99.612 = $1,035,964.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.612 = $19,922,400.00

1

(14)	% of Portfolio Assets Applied to Purchase

.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

108 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 3, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays	RBC Capital Markets
BofA Merrill Lynch	BNP Paribas
Citigroup	Credit Suisse
J.P. Morgan	Mizuho Securities

Co-Managers

Goldman, Sachs & Co.	Scotia Capital
Morgan Stanley & Co.	SunTrust Robinson Humphrey
MUFG Securities Americas	Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications

(3)	Title of Securities: DISCA 4.9 03/11/26 (reissuance of 03/08/16 deal) 25470DAL3

(4)	Date of First Offering: 02/28/17

(5)	Amount of Total Offering: 200,000,000

(6)	Unit Price of Offering: $105.038

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8

3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 32 years

(9)	Trade Date: 02/28/17

(10)	Portfolio Assets on Trade Date: $1,235,325,390

(11)	Price Paid per Unit: $105.038

(12)	Total Price Paid by Portfolio:

525,000 bonds @ $105.038 = $551,592.42*

* Includes accrued interest

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

10,000,000 bonds @ $105.038 = $10,506,522.22

(14)	% of Portfolio Assets Applied to Purchase

.045%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

32 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 8, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan Securities
BMO Capital Markets	Lloyds Securities
BNP Paribas	Loop Capital Markets
Citigroup Global Markets	Mizuho Securities
Commonwealth Bank of	MUFG Securities
Australia	RBC Capital Markets
Fifth Third Securities	Santander Investment Securities
Goldman Sachs	SunTrust Robinson Humphrey
ICBC Standard Bank	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: Air Lease Corporation

(3)	Title of Securities: AL 3.625 04/01/27, C#00912XAV6

(4)	Date of First Offering: 03/01/2017

(5)	Amount of Total Offering: 500,000,000

(6)	Unit Price of Offering: $98.241

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8

3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 7 years

(9)	Trade Date: 03/01/2017

(10)	Portfolio Assets on Trade Date: $1,238,656,144

(11)	Price Paid per Unit: $98.241

(12)	Total Price Paid by Portfolio:

1,055,000 bonds @ $98.241 = $1,036,442.55

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $98.241 = $19,648,200.00

(14)	% of Portfolio Assets Applied to Purchase

.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

7 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	MUFG Securities Americas
Goldman Sachs

Co-Managers

Barclays	KeyBanc Capital Markets
J.P. Morgan	Mizuho Securities USA
Wells Fargo	SunTrust Robinson Humphrey
BNP Paribas	UMB Financial Services
BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 3.15 04/01/22, C#391164AH3

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,150,000,000

(6)	Unit Price of Offering: $99.924

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,239,808,418

(11)	Price Paid per Unit: $99.924

(12)	Total Price Paid by Portfolio:

1,045,000 bonds @ $99.924 = $1,044,205.80

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.924 = $19,984,800.00

(14)	% of Portfolio Assets Applied to Purchase

.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Goldman Sachs	Wells Fargo
MUFG Securities Americas

Co-Managers

BofA Merrill Lynch	KeyBanc Capital Markets
Barclays Capital	Mizuho Securities USA
J.P. Morgan	SunTrust Robinson Humphrey
BNP Paribas	UMB Financial Services
BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 3.9 04/01/27, C#391164AJ9

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,400,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,239,808,418

(11)	Price Paid per Unit: $99.618

(12)	Total Price Paid by Portfolio:

1,305,000 bonds @ $99.618= $1,300,014.90

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.618 = $24,904,500.00

(14)	% of Portfolio Assets Applied to Purchase

.105%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Barclays Capital	J.P. Morgan
Goldman Sachs

Co-Managers

BofA Merrill Lynch	KeyBanc Capital Markets
MUFG Securities	Mizuho Securities
Wells Fargo	SunTrust Robinson Humphrey
BNP Paribas	UMB Financial Services
BNY Mellon Capital Markets	U.S. Bancorp

(2)	Names of Issuers: Great Plains Energy

(3)	Title of Securities: GXP 4.85 04/01/47, C#391164AK6

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.870

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#2936RAK6
3)	BRKHEC 3.95 08/01/47, C#59620AR6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 135 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,239,808,418

(11)	Price Paid per Unit: $99.870

(12)	Total Price Paid by Portfolio:

915,000 bonds @ $99.870 = $913,810.50

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.870 = $19,974,000.00

(14)	% of Portfolio Assets Applied to Purchase

.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

135 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

HSBC Securities

Co-Managers

ABN AMRO Securities	Morgan Stanley & Co.
BBVA Securities	MUFG Securities Americas
CIBC World Markets	nabSecurities
Commerz Markets	Natixis Securities Americas
Commonwealth Bank	RBC Capital Markets
Of Australia	RBS Securities
Credit Agricole Securities	Santander Investment Securities
Credit Suisse Securities	Scotia Capital
Danske Markets	SMBC Nikko Securities
Erste Group Bank	Societe Generale
ING Financial Markets	UniCredit Capital Markets
Lloyds Securities	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 3.262 03/13/23, C#404280BJ7

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,239,808,418

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

2,345,000 bonds @ $100.000 = $2,345,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

45,000,000 bonds @ $100.000 = $45,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.189%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

HSBC Securities

Co-Managers

ABN AMRO Securities	Morgan Stanley & Co.
BBVA Securities	MUFG Securities Americas
CIBC World Markets	nabSecurities
Commerz Markets	Natixis Securities Americas
Commonwealth Bank	RBC Capital Markets
Of Australia	RBS Securities
Credit Agricole Securities	Santander Investment Securities
Credit Suisse Securities	Scotia Capital
Danske Markets	SMBC Nikko Securities
Erste Group Bank	Societe Generale
ING Financial Markets	UniCredit Capital Markets
Lloyds Securities	Wells Fargo Securities
Mizuho Securities

(2)	Names of Issuers: HSBC Holdings

(3)	Title of Securities: HSBC 4.041 03/13/28, C#404280BK4

(4)	Date of First Offering: 03/06/2017

(5)	Amount of Total Offering: 2,500,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	CMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 26 years

(9)	Trade Date: 03/06/2017

(10)	Portfolio Assets on Trade Date: $1,239,808,418

1

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

1,315,000 bonds @ $100.000 = $1,315,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $100.000 = $25,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

26 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	Goldman Sachs
Citigroup Global Markets	J.P. Morgan Securities
Credit Agricole	Morgan Stanley
Credit Suisse	U.S. Bancorp

Co-Managers

BNP Paribas	UBS Securities
Guzman & Co.	Wells Fargo Securities
Natixis Securities	Williams Capital Group

(2)	Names of Issuers: Delta Air Lines, Inc.

(3)	Title of Securities: DAL 3.625 03/15/22, C#247361ZJ0

(4)	Date of First Offering: 03/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.986

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8

3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 03/09/2017

(10)	Portfolio Assets on Trade Date: $1,230,676,261

(11)	Price Paid per Unit: $99.986

(12)	Total Price Paid by Portfolio:

1,405,000 bonds @ $99.986 = $1,404,803.30

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.986 = $24,996,500.00

(14)	% of Portfolio Assets Applied to Purchase

.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Deutsche Bank Securities
Barclays Capital	Goldman Sachs
Citigroup Global Markets	J.P. Morgan Securities
Credit Agricole	Morgan Stanley
Credit Suisse	U.S. Bancorp

Co-Managers

BNP Paribas	UBS Securities
Guzman & Co.	Wells Fargo Securities
Natixis Securities	Williams Capital Group

(2)	Names of Issuers: Delta Air Lines, Inc.

(3)	Title of Securities: DAL 2.875 03/13/20, C#247361ZK7

(4)	Date of First Offering: 03/09/2017

(5)	Amount of Total Offering: 1,000,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities

1)	SO 2 03/30/20, C#373334KG5
2)	WSTP 2.15 03/06/20, C#961214DJ9

3)	PM 2 02/21/20, C#78172BX6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 03/09/2017

(10)	Portfolio Assets on Trade Date: $1,230,676,261

(11)	Price Paid per Unit: $99.727

(12)	Total Price Paid by Portfolio:

1,405,000 bonds @ $99.727 = $1,401,164.35

1

(13) Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.727 = $24,931,750.00

(14)	% of Portfolio Assets Applied to Purchase

.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 15, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities	Wells Fargo Securities
J.P. Morgan Securities

Co-Managers

CastleOak Securities	Loop Capital Markets

(2)	Names of Issuers: Virginia Electric & Power Co.

(3)	Title of Securities: D 3.5 03/15/27, C#927804FX7

(4)	Date of First Offering: 03/13/2017

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.908

Comparable Securities

1)	NOVNVX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8

3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 34 years

(9)	Trade Date: 03/13/2017

(10)	Portfolio Assets on Trade Date: $1,229,517,965

(11)	Price Paid per Unit: $99.908

(12)	Total Price Paid by Portfolio:

1,305,000 bonds @ $99.908 = $1,303,799.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.908 = $24,977,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.106%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

34 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	J.P. Morgan Securities
Credit Suisse

Co-Managers

Barclays	Wells Fargo Securities
RBC Capital Markets

(2)	Names of Issuers: Navient Student Loan Trust

(3)	Title of Securities: NAVSL 2017-2A A 144A, Cusip #63939RAA2

(4)	Date of First Offering: 03/16/17

(5)	Amount of Total Offering: $941,400,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6

3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 03/16/17

(10)	Portfolio Assets on Trade Date: $1,234,317,308

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

3,639,000 bonds @ $100.000 = $3,639,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

71,400,000 bonds @ $100.000 = $71,400,000.00

1

(14)	% of Portfolio Assets Applied to Purchase

.295%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

UBS Securities

Non-Book Lead Managers

ABN AMRO Securities	RBC Capital Markets
Barclays	RBS Securities
BBVA Securities	Santander Investment Securities
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	Skandinaviska Ensklida
Commonwealth Bank of	Banken AB - SEB
Australia	TD Securities (USA)
Danske Markets	UniCredit Bank
ING	Wells Fargo Securities
nab Securities	Westpac

Co-Managers

Academy Securities	JP Morgan Securities
BB&T Capital Markets	Merrill Lynch
BNY Mellon Capital Markets	Mischler Financial Group
Citigroup Global Markets	Morgan Stanley & Co.
Desjardins Capital Markets	National Bank of Canada
Drexel Hamilton	SG Corp. & Investment Banking

Fifth Third Securities	SunTrust Robinson Humphrey
Goldman Sachs

(2)	Names of Issuers: UBS Group Funding (Switzerland) AG

(3)	Title of Securities: UBS 3.491 05/23/23 144A, C#90352JAA1

(4)	Date of First Offering: 03/16/2017

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.998

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0
2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.300%).

1

(8)	Years of Issuer’s Operations: 155 years

(9)	Trade Date: 03/16/2017

(10)	Portfolio Assets on Trade Date: $ 1,234,317,308

(11)	Price Paid per Unit: $99.998

(12)	Total Price Paid by Portfolio:

1,575,000 bonds @ $99.998 = $1,574,968.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.998 = $29,999,400.00

(14)	% of Portfolio Assets Applied to Purchase

.128%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

155 years

(18)     Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

UBS

Non-Book Lead Manager

ABN AMRO Securities	RBC Capital Markets
Barclays	RBS Securities
BBVA Securities	Santander Invest. Securities
BMO Capital Markets	Scotia Capital (USA)
CIBC World Markets	Skandinaviska Ensklida
Commonwealth Bank of	Banken AB - SEB
Australia	TD Securities (USA)
Danske Markets	UniCredit Bank
ING	Wells Fargo Securities
nab Securities	Westpac

Co-Managers

Academy Securities	JP Morgan Securities
BB&T Capital Markets	Merrill Lynch
BNY Mellon Capital Markets	Mischler Financial Group
Citigroup Global Markets	Morgan Stanley & Co.
Desjardins Capital Markets	National Bank of Canada
Drexel Hamilton	SG Corp. & Investment Banking

Fifth Third Securities	SunTrust Robinson Humphrey
Goldman Sachs

(2)	Names of Issuers: UBS Group Funding Switzerland AG

(3)	Title of Securities: UBS 4.253 03/23/28 144A, C#90352JAC7

(4)	Date of First Offering: 03/16/2017

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100.000

Comparable Securities

1)	NOVNX 3.1 05/17/27, C#66989HAN8
2)	CMS 3.45 08/15/27, C#125896BS8
3)	GMT 3.85 03/30/27, C#361448AZ6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.400%).

1

(8)	Years of Issuer’s Operations: 155 years

(9)	Trade Date: 03/16/2017

(10)	Portfolio Assets on Trade Date: $1,234,317,308

(11)	Price Paid per Unit: $100.000

(12)	Total Price Paid by Portfolio:

2,110,000 bonds @ $100.000 = $2,110,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

40,000,000 bonds @ $100.000 = $40,000,000.00

(14)	% of Portfolio Assets Applied to Purchase

.171%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

155 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Credit Suisse	Wells Fargo Securities
RBC Capital Markets

Co-Managers

Barclays Capital	J.P. Morgan Securities
Capital One Securities	The Williams Capital Group

(2)	Names of Issuers: Capital One Multi-Asset Execution Trust

(3)	Title of Securities: COMET 2017-A1 A1, C#14041NFK2

(4)	Date of First Offering: 03/20/17

(5)	Amount of Total Offering: $1,600,000,000

(6)	Unit Price of Offering: $99.97804

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6

3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 03/20/17

(10)	Portfolio Assets on Trade Date: $1,238,461,647

(11)	Price Paid per Unit: $99.97804

(12)	Total Price Paid by Portfolio:

5,400,000 bonds @ $99.97804 = $5,398,814.16

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

95,000,000 bonds @ $99.97804 = $94,979,138.00

1

(14)	% of Portfolio Assets Applied to Purchase

.436%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Mizuho Securities
Citigroup

Co-Managers

Lloyds Securities	TD Securities
Scotiabank	Wells Fargo Securities

(2)	Names of Issuers: Nissan Auto Receivables Owner Trust

(3)	Title of Securities: NAROT 2017-A A4, C#654747AE4

(4)	Date of First Offering: 03/21/17

(5)	Amount of Total Offering: $89,000,000

(6)	Unit Price of Offering: $99.98423

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6

3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.290%).

(8)	Years of Issuer’s Operations: 84 years

(9)	Trade Date: 03/21/17

(10)	Portfolio Assets on Trade Date: $1,241,763,138

(11)	Price Paid per Unit: $99.98423

(12)	Total Price Paid by Portfolio:

976,000 bonds @ $99.98423 = $975,846.08

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

18,000,000 bonds @ $99.98423 = $17,997,161.40

1

(14)	% of Portfolio Assets Applied to Purchase

.079%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BNP Paribas	RBC Capital Markets
MUFG Securities	Societe Generale

Co-Managers

HSBC	SMBC Nikko
J.P. Morgan	Wells Fargo Securities
Lloyds Securities

(2)	Names of Issuers: Hyundai Auto Receivables Trust

(3)	Title of Securities: HART 2017-A A4, C#44931PAE6

(4)	Date of First Offering: 03/22/17

(5)	Amount of Total Offering: $88,370,000

(6)	Unit Price of Offering: $99.98727

Comparable Securities

1)	FORDO 2017-A A4, C#34531EAE6

2)	ALLYA 2017-1 A4, C#02007PAD5
3)	CCCIT 2017-A2 A2, C#17305EGA7

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.350%).

(8)	Years of Issuer’s Operations: 70 years

(9)	Trade Date: 03/22/17

(10)	Portfolio Assets on Trade Date: $ 1,243,501,298

(11)	Price Paid per Unit: $99.98727

(12)	Total Price Paid by Portfolio:

666,000 bonds @ $99.98727 = $665,915.22

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.98727 = $11,998,472.40

1

(14)	% of Portfolio Assets Applied to Purchase

.054%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

70 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch

Co-Managers

J.P. Morgan	SMBC Nikko Securities
MUFG Securities	Wells Fargo Securities

(2)	Names of Issuers: Bank of America Credit Card Trust

(3)	Title of Securities: BACCT 2017-A1 A1, C#05522RCW6

(4)	Date of First Offering: 03/23/17

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.97124

Comparable Securities

1)	DCENT 2017-A2 A2, C#254683BX2
2)	FORDO 2017-A A4, C#34531EAE6

3)	AMXCA 2017-1 A, C#02587AAJ3

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.250%).

(8)	Years of Issuer’s Operations: 113 years

(9)	Trade Date: 03/23/17

(10)	Portfolio Assets on Trade Date: $1,243,484,791

(11)	Price Paid per Unit: $99.97124

(12)	Total Price Paid by Portfolio:

3,799,000 bonds @ $99.97124 = $3797,907.41

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

75,000,000 bonds @ $99.97124 = $74,978,430.00

(20)	% of Portfolio Assets Applied to Purchase

.305%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

113 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 27, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Mizuho Securities	Wells Fargo Securities
RBC Capital Markets

Co-Managers

BOK Financial Securities	Morgan Stanley & Co.
KeyBanc Capital Markets

(2)	Names of Issuers: Oklahoma Gas and Electric Company

(3)	Title of Securities: OGE 4.15 04/01/47, C#678858BR1

(4)	Date of First Offering: 03/28/2017

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.932

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#29736RAK6

3)	BRKHEC 3.95 08/01/47, C#595620AR6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 115 years

(9)	Trade Date: 03/28/2017

(10)	Portfolio Assets on Trade Date: $1,243,075,171

(11)	Price Paid per Unit: $99.932

(12)	Total Price Paid by Portfolio:

625,000 bonds @ $99.932 = $624,575.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

12,000,000 bonds @ $99.932 = $11,991,840.00

1

(14)	% of Portfolio Assets Applied to Purchase

.050%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

115 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 30, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Citigroup Global Markets	RBC Capital Markets
Credit Agricole	SMBC Nikko Securities
Fifth Third Securities	TD Securities
Jefferies	UBS Securities
J.P. Morgan Securities	Wells Fargo Securities

Co-Managers

(2)	Names of Issuers: WEA Finance LLC

(3)	Title of Securities: WFDAU 3.15 04/05/22 144A, C#92928QAC2

(4)	Date of First Offering: 03/29/2017

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.849

Comparable Securities

1)	MCO 2.75 12/15/21, C#615369AG0

2)	MUFG 2.998 02/22/22, C#606822AL8
3)	PM 2.625 02/18/22, C#718172BZ1

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 13 years

(9)	Trade Date: 03/29/2017

(10)	Portfolio Assets on Trade Date: $1,245,793,252

(11)	Price Paid per Unit: $99.849

(12)	Total Price Paid by Portfolio:

1,280,000 bonds @ $99.849 = $1,278,067.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

20,000,000 bonds @ $99.849 = $19,969,800.00

1

(14)	% of Portfolio Assets Applied to Purchase

.103%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: March 30, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2

John Hancock Core Bond Trust

Procedures Pursuant to Rule 10f-3

(1) Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

BofA Merrill Lynch	Goldman Sachs Group
Citigroup Global Markets	UBS Investment Banks
Credit Suisse Securities	Wells Fargo Securities
Deutsche Bank Securities

Co-Managers

RBC Capital Markets	Credit Agricole Securities
Mizuho Securities	SMBC Nikko Securities
SunTrust Robinson Humphrey	J. P. Morgan Securities
U.S. Bancorp Investments	LionTree Advisors
MUFG Securities Americas	Lebenthal & Co.
Scotia Capital	Mischler Financial Group
Morgan Stanley & Co.	Samuel A. Ramirez & Co.
TD Securities	The Williams Capital Group

(2)	Names of Issuers: Charter Communications Operating LLC

(3)	Title of Securities: CHTR 5.375 05/01/47 144A, C#161175BD5

(4)	Date of First Offering: 03/30/2017

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.968

Comparable Securities

1)	JNJ 3.75 03/03/47, C#478160CG7
2)	EL 4.15 03/15/47, C#29736RAK6
3)	BRKHEC 3.95 08/01/47, C#595620AR6

(7)	Underwriting Spread or Commission

Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 24 years

(9)	Trade Date: 03/30/2017

(10)	Portfolio Assets on Trade Date: $ 1,243,907,236

(11)	Price Paid per Unit: $99.968

1

(12)	Total Price Paid by Portfolio:

1,115,000 bonds @ $99.968 = $1,114,643.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.968 = $24,992,000.00

(14)	% of Portfolio Assets Applied to Purchase

.090%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)

24 years

(18)     Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

N/A

(19)     Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management Date: April 4, 2017

Name of Investment Adviser Firm

By: _________________ ______________________

Name: Siobhan Foy

Title: Chief Compliance Officer

2